SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 2, 2007

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

001-11229	Mississippi Power Company (A Mississippi Corporation) 2992 West Beach Gulfport, Mississippi 39501 (228) 864-1211	64-0205820

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Effective November 2, 2007, Wells Fargo Bank, National Association was appointed as successor Trustee to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) (“Deutsche Bank”) under that certain Senior Note Indenture dated as of May 1, 1998 by and between the Company and Deutsche Bank and all indentures supplemental thereto.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

25.1	Statement of Eligibility under Trust Indenture Act of 1939, as amended, of Wells Fargo Bank, National Association, as successor Trustee under the Senior Note Indenture dated as of May 1, 1998.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2007	MISSISSIPPI POWER COMPANY By /s/Wayne Boston Wayne Boston Assistant Secretary